Exhibit 99.1

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

FINANCIAL REPORT

MAY 30, 2006 AND MAY 31, 2005

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

TABLE OF CONTENTS

MAY 30, 2006 AND MAY 31, 2005

FINANCIAL STATEMENTS

Consolidated Balance Sheets	1-2

Consolidated Statements of Income	3

Consolidated Statements of Changes In Shareholders’ And Members’ Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

MAY 30, 2006 AND MAY 31, 2005

	2006	2005
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$2	$1,249,712
Accounts Receivable, Trade, Net	1,067,369	1,024,047
Accounts Receivable, Other, Net	55,537	87,063
Inventory	318,643	160,504
Prepaid Expenses and Other Current Assets	—	29,265

TOTAL CURRENT ASSETS	1,441,551	2,550,591
PROPERTY & EQUIPMENT
Computer Equipment	94,803	71,964
Furniture, Fixtures & Other	379,663	381,882
Vehicles	141,843	141,843

	616309	595,689
Less Accumulated Depreciation	(415,852)	(316,481)

TOTAL PROPERTY & EQUIPMENT, NET	200,457	279,208
OTHER ASSETS
Goodwill	73,997	73,997
Covenant Not To Compete, Net	9,875	11,375

TOTAL OTHER ASSETS	83,872	85,372

TOTAL ASSETS	$1,725,880	$2,915,171

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

MAY 30, 2006 AND MAY 31, 2005

	2006	2005
LIABILITIES AND SHAREHOLDERS’ AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$696,267	$252,599
Accrued Compensation Expenses	190,840	444,008
Distributions Payable	—	82,515
Deferred Revenue	226,207	150,569

TOTAL CURRENT LIABILITIES	1,113,314	929,691
LONG-TERM LIABILITIES
Long-Tenn Debt	20,544	48,248

TOTAL LONG-TERM LIABILITIES	20,544	48,248

TOTAL LIABILITIES	1,133,858	977,939
SHAREHOLDERS’ AND MEMBERS’ EQUITY
Common Stock	16,000	16,000
Retained Earnings	576,022	1,921,232

TOTAL SHAREHOLDERS’ AND MEMBERS’ EQUITY	592,022	1,937,232

TOTAL LIABILITIES AND SHAREHOLDERS’
AND MEMBERS’ EQUITY	$1,725,880	$2,915,171

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF INCOME

FIVE MONTHS ENDED MAY 30, 2006 AND MAY 31, 2005

	2006	2005
REVENUE
Product Sales	$2,967,286	$2,753,826
Service Revenue	492,744	537,633
Commission Revenue	1,018,427	761,451

TOTAL REVENUE	4,478,457	4,052,910
COST OF REVENUE
Cost of Product Sales	1,894,289	1,793,764
Cost of Service Revenue	859,725	604,980

TOTAL COST OF REVENUE	2,754,014	2,398,744

GROSS MARGIN	1,724,443	1,654,165
OPERATING EXPENSES
Selling, General and Administrative	1,132,014	861,378
Depreciation and Amortization	40,896	44,267

TOTAL OPERATING EXPENSES	1,172,910	905,645

OPERATING INCOME	551,533	748,520
OTHER INCOME (EXPENSE)
Loss on Sale of Assets	—	(19,860)
Interest Expense	(4,016)	(9,348)
Interest Income	25,990	15,656
Miscellaneous Income	32,929	29,086

INCOME BEFORE INCOME TAX EXPENSE	606,436	764,054
INCOME TAX BENEFIT	—	51,260

NET INCOME	$606,436	$815,314

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ AND MEMBERS’ EQUITY

FIVE MONTHS ENDED MAY 30, 2006 AND MAY 31, 2005

	2006	2005
SHAREHOLDERS’ AND MEMBERS’ EQUITY, JANUARY 1	$2,430,362	$1,128,138
DISTRIBUTIONS	(2,444,776)	(6,220)
NET INCOME FOR THE PERIOD ENDED	606,436	815,314

SHAREHOLDERS’ AND MEMBERS’
EQUITY, MAY 30, 2006 AND MAY 31, 2005	$592,022	$1,937,232

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FIVE MONTHS ENDED MAY 30, 2006 AND MAY 31, 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$606,436	$815,314
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities
Depreciation	40,271	43,642
Amortization	625	625
Loss on Disposal of Fixed Assets	—	19,860
Changes in Operating Assets and Liabilities
Accounts Receivable, Trade, Net	(101,946)	(211,581)
Accounts Receivable, Other, Net	125,630	74,394
Inventory	(256,299)	(67,032)
Prepaid Expenses and Other Current Assets	10,204	(12,462)
Accounts Payable and Accrued Expenses	426,717	(752,333)
Income Taxes Payable	—	(160,174)
Accrued Compensation Expenses	(8,682)	262,536
Deferred Tax Asset	—	940
Deferred Tax Liability	—	(52,200)
Deferred Revenue	29,054	25,157

Total Adjustments	265,574	(828,628)

Net Cash Provided (Used) by Operating Activities	872,010	(13,313)

CASH FLOWS FROM INVESTING ACTIVITIES
Computer Equipment	(4,468)	(4,925)
Furniture, Fixtures & Other	2,220	(19,381)

Net Cash Used by Investing Activities	(2,248)	(24,306)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Partners	(2,444,776)	(6,220)
Distribution Payable	—	2,515
Principal Payments on Long-Term Debt	(17,461)	(8,967)

Net Cash Used by Financing Activities	(2,462,237)	(12,672)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,592,475)	(50,291)
CASH AND CASH EQUIVALENTS, BEGINNING	1,592,477	1,300,003

CASH AND CASH EQUIVALENTS, ENDING	$2	$1,249,712

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FIVE MONTHS ENDED MAY 30, 2006 AND MAY 31, 2005

Note 1 - Organization and Summary of Significant Accounting Policies

Nature of Business and Basis of Presentation

Sterling Systems & Consulting, Inc. and Affiliates (the Companies) is composed of three organizations collectively referred to as Sterling Systems. The results of the Companies are presented on consolidated financial statements as a result of common ownership of the three companies. All intercompany transactions and accounts have been eliminated.

The Companies provide design automation software, hardware, training, technical support and professional services to corporations, government agencies and educational institutions throughout the United States.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Accordingly, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The interim financial statements are unaudited, but reflect all adjustments (consisting of normal recurring accruals), which are, in management’s opinion, necessary to present a fair statement of results of the interim periods presented. Operating results for the five months ended May 30, 2006 and May 31,2005 are not necessarily indicative of results for any future period.

Note 2 - Subsequent Event

On May 30, 2006 the Companies were purchased by Avatech Solutions, Inc.

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

FINANCIAL REPORT

DECEMBER 31, 2005 AND 2004

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

TABLE OF CONTENTS

DECEMBER 31, 2005 AND 2004

FINANCIAL STATEMENTS

Independent Auditors’ Report	1

Consolidated Balance Sheets	2-3

Consolidated Statements of Income	4

Consolidated Statements of Changes In Shareholders’ and Members’ Equity	5

Consolidated Statements of Cash Flows	6-7

Notes to Consolidated Financial Statements	8-12

INDEPENDENT AUDITORS’ REPORT

August 31, 2006

Board of Directors

Sterling Systems & Consulting, Inc. and Affiliates

Madison Heights, Michigan

We have audited the accompanying consolidated balance sheets of Sterling Systems & Consulting, Inc. and Affiliates as of December 31, 2005 and 2004, and the related consolidated statements of income and changes in shareholders’ and members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sterling Systems & Consulting, Inc. and Affiliates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

WRIGHT GRIFFIN DAVIS AND CO, PLLC

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$1,592,477	$1,300,003
Accounts Receivable, Trade, Net	965,423	812,466
Accounts Receivable, Other, Net	181,167	161,457
Inventory	62,344	93,473
Prepaid Expenses and Other Current Assets	10,204	16,803
Deferred Tax Asset	—	940

TOTAL CURRENT ASSETS	2,811,615	2,385,142
PROPERTY & EQUIPMENT
Computer Equipment	90,335	70,357
Furniture, Fixtures & Other	381,883	397,765
Vehicles	141,843	141,843

	614,061	609,965
Less Accumulated Depreciation	(375,581)	(291,561)

TOTAL PROPERTY & EQUIPMENT, NET	238,480	318,404
OTHER ASSETS
Goodwill	73,997	73,997
Covenant Not To Compete, Net	10,500	12,000

TOTAL OTHER ASSETS	84,497	85,997

TOTAL ASSETS	$3,134,592	$2,789,543

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2005 AND 2004

	2005	2004
LIABILITIES AND SHAREHOLDERS’ AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$269,550	$1,004,932
Income Taxes Payable	—	160,174
Accrued Compensation Expenses	199,522	181,472
Current Portion of Long-Term Debt	16,137	19,210
Distributions Payable	—	80,000
Deferred Revenue	197,153	125,412

TOTAL CURRENT LIABILITIES	682,362	1,571,200
LONG-TERM LIABILITIES
Long-Term Debt, Net of Current Portion	21,868	38,005
Deferred Tax Liability	—	52,200

TOTAL LONG-TERM LIABILITIES	21,868	90,205

TOTAL LIABILITIES	704,230	1,661,405
SHAREHOLDERS’ AND MEMBERS’ EQUITY
Common Stock, $1 Par Value, 16,000 Shares Authorized, 16,000 Shares Issued and Outstanding in 2005 and 2004	16,000	16,000
Retained Earnings	2,414,362	1,112,138

TOTAL SHAREHOLDERS’ AND MEMBERS’ EQUITY	2,430,362	1,128,138

TOTAL LIABILITIES AND SHAREHOLDERS’ AND MEMBERS’ EQUITY	$3,134,592	$2,789,543

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
REVENUE
Product Sales	$6,813,312	$6,959,690
Service Revenue	1,172,789	1,044,005
Commission Revenue	1,645,718	1,163,466

TOTAL REVENUE	9,631,819	9,167,161
COST OF REVENUE
Cost of Product Sales	4,257,482	4,869,830
Cost of Service Revenue	680,276	620,112

TOTAL COST OF REVENUE	4,937,758	5,489,942

GROSS MARGIN	4,694,061	3,677,219
OPERATING EXPENSES
Selling, General and Administrative	2,930,023	2,694,880
Depreciation and Amortization	104,242	84,862

TOTAL OPERATING EXPENSES	3,034,265	2,779,742

OPERATING INCOME	1,659,796	897,477
OTHER INCOME (EXPENSE)
Loss on Sale of Assets	(19,860)	(687)
Interest Expense	(5,504)	(10,242)
Interest Income	30,040	18,798
Miscellaneous Income	56,046	27,229

INCOME BEFORE INCOME TAX EXPENSE	1,720,518	932,575
INCOME TAX BENEFIT (EXPENSE)	51,260	(232,207)

NET INCOME	$1,771,778	$700,368

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ AND MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
SHAREHOLDERS’ AND MEMBERS’ EQUITY, JANUARY 1
Shareholders’ Equity	$845,767	$908,375
Members’ Equity	282,371	106,211

	1,128,138	1,014,586
DISTRIBUTIONS	(469,554)	(586,816)
NET INCOME FOR THE YEAR ENDED	1,771,778	700,368

SHAREHOLDERS’ AND MEMBERS’ EQUITY, DECEMBER 31
Shareholders’ Equity	1,511,786	845,767
Members’ Equity	918,576	282,371

	$2,430,362	$1,128,138

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,771,778	$700,368
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Depreciation	102,742	83,362
Amortization	1,500	1,500
Loss on Disposal of Fixed Assets	19,860	687
Changes in Operating Assets and Liabilities
Accounts Receivable, Trade, Net	(152,957)	(282,515)
Accounts Receivable, Other, Net	(19,710)	84,647
Inventory	31,129	59,869
Prepaid Expenses and Other Current Assets	6,599	164
Accounts Payable and Accrued Expenses	(735,382)	737,653
Income Taxes Payable	(160,174)	150,536
Accrued Compensation Expenses	18,050	58,634
Deferred Tax Asset	940	(940)
Deferred Tax Liability	(52,200)	48,700
Deferred Revenue	71,741	56,693

Total Adjustments	(867,862)	998,990

Net Cash Provided by Operating Activities	903,916	1,699,358

CASH FLOWS FROM INVESTING ACTIVITIES
Computer Equipment	(34,617)	(49,912)
Furniture, Fixtures & Other	(8,061)	(171,879)
Vehicles	—	(26,314)

Net Cash Used by Investing Activities	(42,678)	(248,105)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Partners	(549,554)	(506,816)
Principal Payments on Long-Term Debt	(19,210)	(18,941)

Net Cash Used by Financing Activities	(568,764)	(525,757)

NET INCREASE IN CASH AND CASH EQUIVALENTS	292,474	925,496
CASH AND CASH EQUIVALENTS, BEGINNING	1,300,003	374,507

CASH AND CASH EQUIVALENTS, ENDING	$1,592,477	$1,300,003

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year For Interest	$5,504	$10,242

Income Taxes	$160,174	$34,142

The accompanying notes are an integral part of these consolidated financial statements

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 1 -	Organization and Summary of Significant Accounting Policies

Nature of Business and Basis of Presentation

Sterling Systems & Consulting, Inc. and Affiliates (the Companies) is composed of three organizations collectively referred to as Sterling Systems. All intercompany transactions and accounts have been eliminated.

The Companies provide design automation software, hardware, training, technical support and professional services to corporations, government agencies and educational institutions throughout the United States.

.	Sterling Systems & Consulting, Inc. (Sterling Systems) was incorporated in Michigan effective May 20, 1993. Sterling Systems was incorporated to provide computer programming, consulting, and sales services to clients.

Sterling Systems - Ohio, LLC (Ohio, LLC) was created in Michigan effective June 16, 2003. Ohio, LLC was organized to provide sales services and consulting to clients.

Sterling Systems - Indiana, LLC (Indiana, LLC) was created in Michigan effective November 6, 1998 Indiana, LLC was organized to provide sales services and consulting to clients.

On January 1, 2005, The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No 46, “Consolidation of Variable Interest Entities” (“FIN 46”) and its amendment FIN 46R. This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do not have the characteristics of a controlling interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support FIN 46R requires a company to evaluate all existing arrangements to identify situations where a company has a variable interest in a variable interest entity (“VIE”) and further determine whether it is the primary beneficiary of the VIE, which results in a company being required to consolidate the VIE’s financial statements with its own Upon adoption of FIN 46, there was no affect on the assets, liabilities, equity and net income of the consolidated entity as the companies were previously presented on a combined basis.

The accompanying consolidated financial statements represent the consolidation of Sterling Systems & Consulting, Inc. and the VIE’s in which Sterling Systems & Consulting, Inc. is deemed the primary beneficiary. All material related party balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses durmg the reporting period. Actual results could differ from those estimates

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 1 -	Cash and Cash Equivalents
(Cont)

The Companies consider all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Periodically during the year, the balances may have exceeded the Federal Deposit Insurance Corporation (FDIC) insurance limitation of $100,000 per institution.

Inventory

Inventory, consisting of computer software and hardware, is stated at the lower of first-in, first-out cost, or market.

Allowance for Doubtful Accounts

The Companies use estimates to determine the amount of the allowance for doubtful accounts necessary to reduce accounts receivable to its expected net realizable value. The Companies estimate the amount of the required allowance by reviewing the status of past-due receivables and analyzing historical bad debt trends. Actual collection experience has not varied significantly from estimates, due primarily to credit policies, collection experience, and a lack of concentration of accounts receivable. The Companies charge-off receivables deemed to be uncollectible to the allowance for doubtful accounts. Accounts receivable balances are not collateralized. The Companies have established an allowance for doubtful accounts of $2,342 as of December 31, 2005 and 2004.

Property and Equipment

Property and equipment is stated at cost. Depreciation for vehicles, computer software and equipment and office furniture and equipment is provided for by the straight-line method over estimated useful lives ranging from 3 to 7 years.

Depreciation expense for the year ended December 31, 2005 and 2004, is $102,742 and $83,362, respectively.

Goodwill and Other Intangible Assets

The Companies account for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards (SFAS) No 142, “Goodwill and Other Intangible Assets “ SFAS No 142 requires that goodwill be tested for impairment at least annually. Based on the impairment test performed as of December 31, 2005 and 2004, no impairment existed in the value of goodwill SFAS No 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives.

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 1 - (Cont)	Revenue Recognition and Accounts Receivable

Software products are sometimes sold in an arrangement that includes implementation services or maintenance services Maintenance services are limited to help desk support and training. The Companies allocate the total arrangement fee among each element based on vendor-specific objective evidence of the relative fair value of each of the elements. The Companies limit its assessment of fair value of each element to the price charged when the same element is sold separately. If the fair value of each element in a multiple element arrangement cannot be reliably determined, and if the fair value of any undelivered element cannot also be reliably determined, all revenue under the arrangement is deferred until such time as the only remaining undelivered element is maintenance, or in the absence of maintenance, implementation services, upon which time revenue is recognized over the remaining maintenance or service period Revenue that is deferred and recognized over a maintenance or service period is recognized in proportion to the services delivered, or ratably if no better measure of performance can be determined.

Revenues for software product sales are recognized as revenue when four criteria are met. These four criteria are (i) a signed purchase order has been obtained (ii) delivery of the software has occurred (iii) the fee is fixed or determinable and (iv) the fee is probable of collection Software product sales billed and not recognized as revenue are included in deferred revenue. The Companies generally do not require collateral for accounts receivable. The Companies provide a 30-day return policy to its customers. The Companies have historically not experienced significant returns, and accordingly, allowances for returned products are not recorded.

Maintenance services are sold for stated periods or for stated numbers of hours Revenues are recognized ratably over the service period for arrangements to provide maintenance over a stated period. Revenues for maintenance delivered on an hourly basis are recognized as the services are delivered. Revenues from implementation and training services are recognized as the services are provided Advance payments for these services are deferred and recognized in the periods when the services are performed.

The Companies also receive commissions from vendors for transactions in which the Companies essentially act as an agent for the vendor. In these transactions, the Companies do not take title to the product, have responsibility for the delivery of any services, or have risk of loss for collection. These commissions are recorded as revenue when earned.

Additional Owners’ Compensation

Included in the accompanying consolidated statements of income are year end bonus payments paid to a majority shareholder that totaled $585,588 and $450,000 for the years ended December 31, 2005 and 2004, respectively.

Income Taxes

Ohio, LLC and Indiana, LLC, as limited liability companies, are not subject to income taxes. The members are required to report their respective shares of company income (loss) and other tax items on their individual income tax returns.

As of December 31, 2004, Sterling Systems used the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and the tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 1 - (Cont)	Effective January 1, 2005, the stockholders of Sterling Systems elected to be taxed under the provisions of the S Corporation section of the Internal Revenue Code (IRC). Under those provisions, the Companies are not subject to corporate income taxes. Instead, the tax results of operations of the Companies are included in the individual income tax returns of its stockholders.

Cost of Product Sales

Cost of product sales includes the costs of purchasing software and hardware from suppliers and the associated shipping and handling costs.

Cost of Service Revenue

Cost of service revenue consists primarily of direct employee compensation and related benefits, the cost of subcontracted services and direct expenses billable to customers. Cost of service revenue does not include an allocation of overhead costs.

Note 2 -	Goodwill and Other Intangible Assets

On June 24, 2003, Ohio, LLC purchased 100% of the assets of Automated Tech Tools, Inc. As a result of the acquisition, approximately $74,000 in goodwill was recorded in connection with the purchase price. In connection with this purchase, a covenant not to compete originated in the amount of $15,000 which is being amortized on a straight-line basis over its term life of 5 years. Accumulated amortization on the covenant not to compete was $4,500 and $3,000, respectively, as of December 31, 2005 and 2004

Note 3 -	Line of Credit and Notes Payable

The line of credit from the lender allows the Companies to borrow up to $400,000. As of December 31, 2005 and 2004 the companies had no balance outstanding on the line of credit. The interest rate as of December 31, 2005 and 2004 on the line of credit was 7 75% and 5 75%, respectively. The Lane of Credit expires on February 18, 2006.

The Companies entered into various automobile financing agreements that will be maturing between October 2007 and September 2008. The outstanding balances on these notes at December 31, 2005 and 2004, were $38,005 and $57,215, respectively. Payments are required monthly including interest at various rates between 0% and 4 95%. Future principal payments required on the notes payable are as follows

Year Ending December 31, 2006	$16,137
2007	18,034
2008	3,834

$38,005

Note 4 -	Income Taxes

As described in Note 1, Sterling Systems elected to be taxed under the provisions of the S Corporation section of the IRC effective January 1, 2005. As a result of this change in taxing status, the Companies wrote-off their net deferred tax assets and liabilities during the year ended December 31, 2005, resulting in a tax benefit of $51,260. Included in retained earnings as of December 31, 2005 is $984,108 of C Corporation earnings and profits.

STERLING SYSTEMS & CONSULTING, INC. AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 5 -	Commitments & Contingencies

The Companies lease certain office space under noncancellable operating lease agreements that expire in various years through 2010, and generally do not contain significant renewal options. Future minimum payments under all noncancellable operating leases with initial terms of one year or more consisted of the following at December 31, 2005.

Year Ending December 31, 2006	$161,007
2007	161,007
2008	71,295
2009	42,975
2010	39,394

$475,678

Rent expense for the years ended December 31, 2005 and 2004, was $174,252 and $164,134, respectively.

Note 6 -	Shareholders’ and Members’ Equity

Sterling Systems makes distributions from time to tune to its stockholders. As of December 31, 2005 and 2004, the stockholders approved distributions in the amounts of $469,554 and $586,816, respectively, of which, for the year ended December 31, 2004, $80,000 was paid in two installments in June and December of 2005.

Note 7 -	Employee Benefit and Incentive Compensation Plans

Effective January 1, 1998, the Companies adopted the Sterling Systems 401(k) Plan (the “Plan”). The Plan is a defined contribution plan, which covers substantially all employees of the Companies, who have attained age 21 and have completed six months of service Participants may elect a pre-tax payroll deduction up to $14,000 (if under age 50), or $18,000 (if age 50 or older by December 31, 2005). Annually, the Companies determine the percentage of contributio.n For the years ended December 31, 2005 and 2004, the Companies contributed the lesser of 50% of participant’s deferrals or 3% of the employee’s salary The Companies’ matching contributions were approximately $49,788 and $40,152 for the years ended December 31, 2005 and 2004, respectively.

The Companies have established a profit sharing plan in conjunction with its 401(k) plan. On an annual basis, the Companies can authorize a discretionary distribution of profits to eligible employees through additional contributions to employee 401(k) accounts. There were no additional contributions made during the years ended December 31, 2005 and 2004.

Note 8 -	Significant Supplier

Approximately 67% and 64% of the Companies’ inventory purchases for the years ended December 31, 2005 and 2004, respectively, were from one vendor. Accounts payable at December 31, 2005 and 2004 were due to this vendor in the amounts of approximately $50,000 and $743,900, respectively. Approximately 84% and 83% of the Companies’ total product revenues are related to this supplier’s products as of the years ended December 31, 2005 and 2004, respectively.

Note 9 -	Subsequent Event

On May 30, 2006 the Companies were purchased by Avatech Solutions, Inc.